UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): October 27, 2014


                              US Parts Online Inc.
               (Exact name of registrant as specified in charter)

          Nevada                          3714                    39-2078722
(State or other jurisdiction   (Primary Standard Industrial     (IRS Employer
     of incorporation)           Classification Number)      Identification No.)

                              US Parts Online Inc.
                                    Room 2812
                      28/F, Office Tower, Convention Plaza
                                 1 Harbour Road
                               Wanchai, Hong Kong
                    (Address of principal executive offices)

                                 (852) 3693 0998
                           (Issuer's Telephone Number)

                              Incorp Services Inc.
               2360 Corporate Circle Suite 400, Henderson NV 89074
                                 (702) 866-2500
                               (Agent for Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On October 27, 2014 (the "Closing"), Hong Kong Wanfeng International Investment Group Co., Limited ("Purchaser"), entered into a Stock Purchase Agreement (the "Purchase Agreement") with Dmitrijs Podlubnijs ("Seller"), pursuant to which the Seller sold for an aggregate purchase price of $390,000, 5,000,000 shares of the Common Stock of US Parts Online, Inc., a Nevada corporation (the "Company"). At the Closing, the Purchaser acquired an aggregate of 5,000,000 shares of Common Stock, or approximately 78.49% of the issued and outstanding Common Stock and attained voting control of the Company.

     The following table sets forth certain information as of October 27, 2014 with respect to the beneficial ownership of the Company's outstanding common stock. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

                                      Common Stock           Percentage of
                                      Beneficially           Common Stock
Name of Beneficial Owner                 Owned            Beneficially Owned (2)
------------------------                 -----            ----------------------
Hong Kong Wanfeng International
Investment Group Co., Limited (1)      5,000,000                 78.49%

1. Liu Yihe and Chong Cheuk Man, Yuki together own 100% of the Common Stock of Hong Kong Wanfeng International Investment Group Co., Limited and, as a result, have voting and dispositive powers over the securities of the Company owned by Hong Kong Wanfeng International Investment Group Co., Limited.

2. Percentage ownership is based on an assumption of 6,370,000 shares of common stock outstanding as of October 27, 2014. There are no outstanding options, warrants or other securities convertible into our Common Stock.

     The Company was a "shell company", as defined in Rule 12b-2 of the Exchange Act prior to the change of control. In accordance with paragraph (8) of Item
5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10 registration statement under the Exchange Act, provided that where such information has been previously reported, the Company may identify the filing in which this disclosure is included instead of including the required disclosure in this Form 8-K. The following Form 10 information is provided, with reference to the filing made by the Company in which the information is disclosed, where the information is not included in this report:

Form 10 Item                Description                        Filing Where Information is Included
------------                -----------                        ------------------------------------
Item 1            Business                                     Form 10-K for the fiscal year ended
                                                               November 30, 2013, filed with the
                                                               Securities and Exchange Commission on
                                                               March 7, 2014.

Item 2            Financial Information                        Provided in this Current Report on Form 8-K.

Item 3            Properties                                   Form 10-K for the fiscal year ended
                                                               November 30, 2013, filed with the
                                                               Securities and Exchange Commission on
                                                               March 7, 2014.

Item 4            Security Ownership of Certain                Provided in this Current Report on Form 8-K.
                  Beneficial Owners and Management

Item 5            Directors and Executive Officers             Provided in this Current Report on Form 8-K

Item 6            Executive Compensation                       Form 10-K for the fiscal year ended
                                                               November 30, 2013, filed with the
                                                               Securities and Exchange Commission on
                                                               March 7, 2014.

Item 7            Certain Relationships and Related            Form 10-K for the fiscal year ended
                  Transactions, and Director                   November 30, 2013, filed with the
                  Independence                                 Securities and Exchange Commission on
                                                               March 7, 2014.

Item 8            Legal Proceedings                            Form 10-K for the fiscal year ended
                                                               November 30, 2013, filed with the
                                                               Securities and Exchange Commission on
                                                               March 7, 2014.

Item 9            Market Price of Dividends on                 Form 10-K for the fiscal year ended
                  Registrant's Common Equity and Related       November 30, 2013, filed with the
                  Stockholder Matters                          Securities and Exchange Commission on
                                                               March 7, 2014.

Item 10           Recent Sales of Unregistered                 Form 10-K for the fiscal year ended
                  Securities                                   November 30, 2013, filed with the
                                                               Securities and Exchange Commission on
                                                               March 7, 2014.

Item 11           Description of Registrant's Securities       Provided in this Current Report on
                  to be Registered                             Form 8-K

Item 12           Indemnification of Directors and             Provided in this Current Report on
                  Officers                                     Form 8-K

Item 13           Financial Statements and Supplementary       Form 10-K for the fiscal year ended
                  Data                                         November 30, 2013, filed with the
                                                               Securities and Exchange Commission on
                                                               March 7, 2014.

Item 14           Changes in and Disagreements with            Form 10-K for the fiscal year ended
                  Accountants on Accounting and                November 30, 2013, filed with the
                  Financial Disclosure                         Securities and Exchange Commission on
                                                               March 7, 2014.

Item 15           Financial Statements and Exhibits            Form 10-K for the fiscal year ended
                                                               November 30, 2013, filed with the
                                                               Securities and Exchange Commission on
                                                               March 7, 2014. Also included in this
                                                               Current Report on Form 8-K.

                            DESCRIPTION OF SECURITIES

GENERAL

     The Company's authorized capital stock consists of 75,000,000 shares of common stock, par value $0.001 per share. As of the Closing, there are 6,370,000 shares of Common Stock issued and outstanding.

     All of the shares of our authorized capital stock, when issued for such consideration as our Board of Directors may determine, shall be fully paid and non-assessable.

COMMON STOCK

     Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of common stock are entitled to share in all dividends that the Board of Directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

PREFERRED STOCK

     As of the date of this Report, there were no shares of preferred stock authorized or outstanding.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Our officers and directors are indemnified as provided by the Nevada Revised Statutes. Under the Nevada Revised Statutes, a corporation may indemnify a director or officer for expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement in connection with certain actions. Excepted from a director's or officer's ability to receive indemnification are:

     (1) the  commission  or  omission of an act which  constitutes  breach of a
director's  or  officer's  fiduciary  duties  and  which  involves   intentional
misconduct, fraud or a knowing violation of the law;

     (2) failure to act in good faith and in a manner which the officer or director reasonably believed to be in or not opposed to the best interests of the company and,

     (3) with respect to a criminal action or proceeding, a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful).

CHANGES TO THE BOARD OF DIRECTORS

     In connection with the acquisition of the shares of Company by the Purchaser, Mr. Podlubnijs resigned from our board of directors effective as of October 27, 2014 and Lu Miao, Liu Yihe, and Chong Cheuk Man Yuki were appointed to the Company's Board of Directors.

     The following sets forth the names of the resigning and incoming directors and executive officers of the Company and the principal positions with the Company held by such persons. Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions due to the limited scope of its operations in the past. All such applicable functions have been performed by the Board of Directors as a whole.

     There are no material proceedings known to the Company to which any director, officer or affiliate of the Company or any owner of record or beneficially of more than 5% of any class of voting securities of the Company or any affiliate of such persons is a party adverse to the Company or has a material interest adverse to the Company. There are no legal proceedings known to the Company that are material to the evaluation of the ability or integrity of any of the directors or executive officers.

RESIGNING DIRECTORS AND EXECUTIVE OFFICERS

     Dmitrijs Podlubnijs was the Company's President, Secretary, Treasurer, Chief Executive Officer, and Chief Financial Officer until October 27, 2014, and the sole director of the Company until October 27, 2014. Mr. Podlubnijs has acted as the Company's sole officer and director since its incorporation on October 17, 2011. From January 2011 to present, Dmitrijs Podlubnijs devoted his time to researching the new and used car parts industry. He also traveled to different European countries to study car parts businesses already prevalent and in operation. Mr. Podlubnijs has worked at Astrareal OY, Freight Forwarding and Port Operations Handling Company in Kotka, Finland from 1997 to January 2011. His role there was in the capacity of Warehouse Manager. He has extensive experience relevant to whether certain auto parts will be salable.

INCOMING DIRECTORS AND EXECUTIVE OFFICERS

MR. LU MIAO

     Mr. Lu received a Bachelor of Business Administration from Zhejiang University.

     Mr. Lu is the Chief Executive Officer and a director of the Company. Since 2011, Mr. Lu has served as the Marketing Manager of the GuangXi Cultural Arts Property Exchange. Mr. Lu has over 10 years of experience in marketing solutions, software engineering, IT strategy and architecture for Cultural Art Industries, Securities and Futures. Mr. Lu is an entrepreneur with enthusiastic in support charities and community services in China and Hong Kong.

     Pursuant to the Purchase Agreement, Dmitrijs Podlubnijs resigned from the offices of President, Secretary and Treasurer of the Company effective on October 27, 2014. In connection with the same Purchase Agreement, Mr. Lu assumed the roles of President, Secretary and Treasurer effective on October 27, 2014. At the same time, Mr. Lu was appointed to the Board of Directors.

MR. LIU YIHE

     Liu Yihe received a Bachelor of General Studies from Fort Hays States University.

     Mr. Liu is a director of the Company. Mr. Liu has over 8 years of experience in investment alternatives including Cultural Art Industries, Securities and Private Equity Funds. Mr. Liu also serves as the General Manager of the GuangXi Cultural Arts Property Exchange and the Director of Hong Kong Wanfeng International Investment Group Co Ltd for the past several years. His expertise is to conduct industry and economic research on topics affecting Cultural Art Industires and analyses in the evaluation of investment alternatives including Antiques, Cultural Art and Collectibles.

     As stated above, in connection with the acquisition of the shares of Company by the Purchaser, Mr. Podlubnijs resigned from our board of directors effective as of October 27, 2014 and Mr. Liu was appointed to the Company's Board of Directors.

DR. CHONG CHEUK MAN, YUKI

     PhD (NEUST), MSocSc (HKU), MBA (RRU), BGS (FHSU), BAM (Ballarat) PG Dip Law (Northumbria).

     Dr. Chong is the Chief Financial Officer and a director of the Company. Dr. Chong has over twelve years of experience in management and government contract projects in Hong Kong. For the past nine years, Dr. Chong has been self-employed as a business consultant, providing consulting services to companies in the fields of acquisition, administration, internal auditing, strategic planning and execution, accounting and budgeting efforts. He also serves as an adjunct professor and faculty member of Universities in Canada, United States of America and Hong Kong.

     As stated above, in connection with the acquisition of the shares of Company by the Purchaser, Mr. Podlubnijs resigned from our board of directors effective as of October 27, 2014 and Dr. Chong Cheuk Man was appointed to the Company's Board of Directors, in addition to assuming the role of Chief Financial Officer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

(b) SHELL COMPANY TRANSACTIONS.

     Not applicable.

(d) EXHIBITS

Exhibit
Number                            Description

99.1 Common Stock Purchase Agreement dated October 27, 2014, by and among Hong Kong Wanfeng International Investment Group Co., Limited, Dmitrijs Podlubnijs, and US Parts Online, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              US PARTS ONLINE, INC.


October 29, 2014              By: /s/ Chong Cheuk Man, Yuki
                                  --------------------------------------------
                                  Chong Cheuk Man, Yuki
                                  Chief Financial Officer and Director